Sunstone Financial Group, Inc.
                            207 East Buffalo Street
                                  Suite 400
                             Milwaukee, WI 53202
                               (414) 271-5885

November 20, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  First Omaha Funds,Inc. Semi-Annual Report
     Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940
     File Nos. 811-8846; 33-85982

Dear Sir/Madam:

On behalf of First Omaha Funds, Inc. (the "Funds"), transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Funds' Semi-Annual Report to Shareholders for the six months ended September 30, 1996.

Questions regarding this filing should be directed to the undersigned.

Sincerely,

/s/ Richard P. Snyder
---------------------
Richard P. Snyder
Client Services & Accounting Manager

RPS/sl

Encl.

c:  Donald F. Burt



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1996

                                  FIRST OMAHA
                                FAMILY OF FUNDS
                     FIRST NATIONAL BANK OF OMAHA - ADVISER


                              NOTICE TO INVESTORS

                      Shares of the First Omaha Funds are:

                                NOT FDIC INSURED
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE

The U.S. Government Obligations Fund is not insured or guaranteed by the U.S. government, nor can there can be any assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The First Omaha Funds are distributed by Sunstone Financial Group, Inc.


DEAR SHAREHOLDER:                                           October 1996

We are pleased to provide you with the First Omaha Family of Funds' Semi-Annual Report for the period ended September 30, 1996. It contains financial information about all of our Funds, including our two new Funds. The First Omaha Small Cap Value Fund and the First Omaha Balanced Fund commenced operations this summer and we believe they add new dimensions to our diversified portfolio of investments. Please read this Semi-Annual Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds.


THE STOCK MARKET OUTLOOK
------------------------
The stock market has continued to advance over the past six months. An environment of modest economic growth, low inflation and stable interest rates provided an exceptional environment for the stock market. As a result, the period from January 1, 1995 through September 30, 1996 has proved to be a rather spectacular period. The Standard & Poor's Composite 500 ("S&P 500") provided a total return of over 37% in 1995 and has tacked on another 13% in 1996 through the end of the third quarter of 1996 - appreciation of about 50% in 21 months. The 1995 total return was the highest calendar year return for the S&P 500 in 37 years. This market advance as measured by the S&P 500 has continued for over five years without a correction of more than 10%.

Even more remarkable is that this 21-month period extends a bull market that was already almost 13 years old. Since 1982 the stock market has rather consistently climbed higher with the exception of a modest negative total return in 1990. The crash of October 1987 is hardly noticeable when viewed in the context of the long-term trend. While the decline was abrupt, it followed a period of very strong performance early in 1987, and the total return for the S&P 500 for the full year was positive. The primary factors that have driven the stock market throughout the 1980s and into the 1990s are, for the most part, behind us. We believe a defensive posture and stock selection most likely will be the key to performance in the late stages of this bull market.


FIRST OMAHA SMALL CAP VALUE FUND
--------------------------------
The First Omaha Small Cap Value Fund's commencement date was June 10, 1996; therefore, September 30, 1996 represents the Fund's first full quarter of performance. The quarter was a volatile one, and was probably more representative of small cap markets and investing than not. The market's gyrations confirm characteristics of small cap investing. Small cap stocks can be more volatile than the overall market.

We believe small cap stocks could enjoy an advantage in the environment as we perceive it. Small cap earnings have held up well in this cycle, and small cap stocks currently have attractive relative valuations. Unlike the large companies for whom cost cutting provided opportunities for significant margin improvement, small companies have largely depended on unit growth. We believe the ability to produce unit growth given the constraints for further margin improvement could prove to be a significant advantage going forward in the small cap arena.

THE PORTFOLIO

At the end of June, the Small Cap Value Fund was 82% invested in equities, and 27 stock positions had been established. The balance of the portfolio was invested in cash and cash equivalents. At the end of September, the portfolio was 83% invested in equities.

The attractiveness of the portfolio is demonstrated by the weighted average Valuation Profile and the weighted average Fundamental Profile in the following tables.

PORTFOLIO VALUATION PROFILE
as of September 30, 1996
                                    WEIGHTED
                                    AVERAGE             S&P 600
                                    --------            -------
 Price/Earnings*                     14.5x               31.0x
 Price/Book Value*                   2.25x                N/A
 Yield                                2.9%                0.9%
*Based on 1997 estimates

PORTFOLIO FUNDAMENTAL PROFILE
as of September 30, 1996
                                    WEIGHTED
                                    AVERAGE             S&P 600
                                    --------            -------
 Payout Ratio*                       41.1%                N/A
 Debt/Capital*                       23.0%                N/A
 ROE                                 18.1%                N/A
*Based on 1997 estimates

See a description of the S&P SmallCap 600 Index ("S&P 600") below the chart that follows.

PAYOUT RATIO is a ratio used to analyze a company's policy of paying cash dividends, calculated by dividing the dividends paid on common stock by the net income available for common stockholders. DEBT/CAPITAL is the ratio of total debt to total stockholder's equity. ROE (RETURN ON EQUITY) equals earnings available to common stock divided by common shareholder's equity.

This profile is in line with the Fund's investment philosophy. The companies represented in the portfolio have solid balance sheets, have been good cash flow generators and represent perceived long-term intrinsic value.

The five largest positions at the end of September represented 25% of the stocks in the portfolio, and included CLARCOR, Inc., Dean Foods Co., Tambrands, Inc., Guarantee Life Cos. and Nash-Finch Co. All of these companies exemplify the style of investing represented by the Fund. The Fund is well diversified across the major industry sectors.

In closing, one quarter is not long enough to judge performance on a fund with a long-term strategy, but we believe the S&P MidCap 400 and the S&P SmallCap 600 are appropriate comparisons for measuring the Small Cap Value Fund over longer periods of time.

                                                    CUMULATIVE SINCE
                                                    COMMENCEMENT<F1>
                                                   -----------------
FIRST OMAHA SMALL CAP VALUE Fund                        (1.20)%

<F1> Commencement date is 6/10/96


RETURN ON A $10,000 INVESTMENT
------------------------------
                                    JUNE 10,             SEPT.
                                      1996                1996
                                    --------            -------
FIRST OMAHA SMALL CAP VALUE FUND    $10,000             $ 9,880
S&P MIDCAP 400 INDEX                $10,000             $10,133
S&P SMALLCAP 600 INDEX              $10,000             $ 9,978

This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The investment adviser of the Fund is First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index.


FIRST OMAHA EQUITY FUND
-----------------------
In March, the Fund established a position in Bristol-Myers Squibb Co. (3% of the Fund as of September 30, 1996). Bristol-Myers manufactures widely recognized products including Bufferin, Clairol and Enfamil. The company is very strong financially, has consistently earned a return on equity that is well above average and we believe has strong growth prospects. The stock was selling at 14x the 1997 earnings estimate and was yielding 3.5% when it was purchased. As of September 30, 1996, the valuation was higher.

The Fund also established a position in Cyprus Amax Minerals Co. (3% of the Fund as of September 30, 1996). Cyprus is a diversified mining company that produces copper, molybdenum, coal, lithium and gold. Copper, and its by-product molybdenum, contributed about 80% of 1995's operating profits. While the price of copper has been quite volatile over the past year, Cyprus has continued to invest opportunistically in assets and has committed significant capital expenditures to reduce its cost of production. While the price of copper may not increase in the near term, Cyprus should experience higher margins as a result of its improved cost structure. In addition, Cyprus should benefit from increasing cash flow and declining capital expenditure requirements. The stock represents a good value at 10x the 1997 estimate, yielding 3.7%.

The positions in General Electric Co., Eli Lilly & Co. and Schlumberger, Ltd. were all eliminated since March. Each of these companies are fundamentally sound; however, the stock price of each reached a level that exceeded our estimate of fair value. While it is often difficult to sell companies that one considers to be better than average, we believe that it is key that we continue to execute our discipline consistently in this market. The basis of our philosophy is to invest in companies that have above average and sustainable or sub-par but improving return on equity, strong balance sheets, strong market positions and effective managements that have a demonstrated ability to effectively allocate cash flows to maximize shareholder value. Second, but not of less importance, we buy and own stocks that we believe are selling below their intrinsic value. A stock that falls short on any of these requirements is a candidate for sale.

THE PORTFOLIO

The Equity Fund's portfolio is conservatively invested primarily in large companies we believe to be of high quality. These companies, on a weighted average basis, are as strong fundamentally as the S&P Industrials Average and have lower valuation measures. The tables below present relevant fundamental and valuation measures.

PORTFOLIO VALUATION PROFILE
as of September 30, 1996
                                                          S&P
                                    WEIGHTED          INDUSTRIALS
                                    AVERAGE             AVERAGE
                                   ---------           ----------
 PRICE/EARNINGS*                       14X                 18X
 PRICE/BOOK VALUE*                    3.1X                3.5X
 YIELD                                2.9%                1.9%
*Based on 1997 estimates

PORTFOLIO FUNDAMENTAL PROFILE
as of September 30, 1996
                                                          S&P
                                    WEIGHTED          INDUSTRIALS
                                    AVERAGE             AVERAGE
                                   ---------          -----------
 PAYOUT RATIO*                        43%                 36%
 DEBT/CAPITAL*                        33%                 40%
 ROE                                  22%                 21%
*Based on 1997 estimates

See the definitions of the terms listed above on page 2.

On September 30, 1996, the portfolio was 81% invested in equities with the balance of the portfolio invested in cash and cash equivalents. The equity commitment declined slightly since March 31, 1996 when it stood at 82%. The portfolio contained 30 stocks and remains well diversified with exposure to all major sectors of the economy. The five largest holdings in the portfolio were:
Rite Aid Corp., Ingersoll-Rand Co., Honeywell, Inc., J.C. Penney Co., Inc. and Tambrands, Inc. These stocks represented almost 19% of the value of the portfolio and approximately 23% of the value of the equity commitment.

                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    9/30/96         COMMENCEMENT<F2>
                                  ------------    --------------------
FIRST OMAHA EQUITY FUND <F3>         14.74%              13.98%

<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                               DEC. 13,  SEPT.     SEPT.     SEPT.      SEPT.
                                 1992     1993      1994      1995       1996
                               --------  -----      ----      ----       ----
FIRST OMAHA EQUITY FUND       $10,000   $10,681   $11,724   $14,335   $16,448
S&P 500 COMPOSITE             $10,000   $10,834   $11,232   $14,575   $17,538

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The investment adviser of the Fund is First National Bank of Omaha.

The S&P 500 Composite is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.


FIRST OMAHA BALANCED FUND
-------------------------
The First Omaha Balanced Fund's commencement date was August 6, 1996.

The Balanced Fund's investment objective is a combination of capital appreciation and current income. We will seek to achieve this objective through two related processes of portfolio management. First, the portfolio will be structured to achieve reasonable growth and income. Second, our emphasis on the bond and stock selection processes will provide quality investments based on our fundamental philosophy of buying securities that sell below their intrinsic value.

PORTFOLIO ALLOCATION

Under normal market conditions, the Balanced Fund is expected to be allocated approximately 65% in stocks and 35% in debt (bond) securities. However, depending upon market conditions, the Balanced Fund may also be allocated to cash equivalents. The range of allocation to stocks is expected to be between 35% and 65%. The Fund expects to invest a minimum of 25% of its total assets in investment grade fixed income securities. Because we have a long-term investment horizon (3-5 years), we focus on long-term results. The allocation is determined on the relative attractiveness of each asset class using our long-term analyses. Major short-term shifts, in our view, are attempts to time the market's price change. We would rather forgo short-term price changes in favor of holding investments we believe to be of higher quality with above average long-term prospects.

SECURITY SELECTION STRATEGY

Our security selection strategy for the Balanced Fund will be similar to the strategies used for the First Omaha Equity Fund and the First Omaha Fixed Income Fund. For fixed income investments, we will focus on purchasing bonds with above-average credit quality and issues with good market liquidity. Bonds will be weighted in the portfolio in relation to their long-term relative values. The average maturity of the bond portfolio will typically range between 7 and 10 years under normal market conditions. Stocks will be purchased using our value-based fundamental quantitative and qualitative analyses. Our analysis will be company-focused and we will invest in companies that have strong market positions and a strong financial position. In addition, we will purchase companies that have repeatedly demonstrated that they use shareholders' capital effectively and produce improving or above average returns on the capital employed within their businesses. It is our opinion that the combination of these two approaches to security selection should provide a conservative portfolio with satisfactory long-term returns.

THE PORTFOLIO

The asset mix of the portfolio at the quarter ending September 30, 1996 consisted of 35% bonds and 47% stocks. The composition of the bond portion of the portfolio consisted of 33% high-quality corporate bonds and 67% government notes. The average yield on the bond portfolio was 5.9%. The average maturity of the bond portfolio was 8 years. The sector breakdown of the corporate portion of the portfolio was evenly distributed between industrial bonds, telephone utility bonds and electric utility bonds.

The dividend yield on the equity portion of the portfolio was 2.9% at the end of the quarter, which compares favorably to the S&P 500 yield of 2.0%. The Fund held 29 stock positions with the top five at the end of the quarter being J.C. Penney Co., Inc., Ingersoll-Rand Co., Rite Aid Corp., American Financial Group, Inc. and Motorola, Inc. This portfolio was diversified and constructed to participate in most major sectors of the economy. These companies were fundamentally stronger and financially above average when compared to the overall market. We believe these characteristics, combined with an above average dividend yield and the favorable valuation of the stock portfolio, should provide additional downside protection for the portfolio in declining markets.

                                                    CUMULATIVE SINCE
                                                    COMMENCEMENT<F4>
                                                    ----------------
FIRST OMAHA BALANCED FUND                                1.05%

<F4> Commencement date is 8/6/96

RETURN ON A $10,000 INVESTMENT

                                         AUG. 6,         SEPT.
                                           1996           1996
                                          ------          ----
FIRST OMAHA BALANCED FUND                $10,000        $10,105
S&P 500 COMPOSITE                        $10,000        $10,431
LEHMAN BROS. GOV'T./CORP. BOND INDEX     $10,000        $10,158

This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The investment adviser of the Fund is First National Bank of Omaha.

The S&P 500 Composite is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


THE BOND MARKET OUTLOOK
-----------------------
The economy began showing signs of slowing during the third quarter of this year, helping interest rates move lower. The Federal Reserve has not changed short-term rates since last January. We believe it is waiting to see whether the economy will slow down from the burst of growth we experienced during the first half of 1996.


FIRST OMAHA FIXED INCOME FUND
-----------------------------
As of September 30, 1996, the First Omaha Fixed Income Fund was conservatively positioned with a diversified portfolio of government and corporate securities, allocated at 29% and 67%, respectively. Within the corporate portion of the portfolio, the majority of the securities were high-quality industrial and utility bonds. Credit quality remains a primary investment consideration as we try to achieve better-than-benchmark returns while exposing invested capital to less interest rate and credit risk. Consequently, the portfolio had an average maturity of 8.5 years and a weighted average credit rating of AA/Aa as of September 30, 1996. It is expected that the Fund will continue to execute a laddered maturity strategy, focusing on those sectors and maturities that appear to offer the best value.

                                   1 YEAR ENDED   AVERAGE ANNUAL SINCE
                                     9/30/96        COMMENCEMENT<F5>
                                   ------------   --------------------
FIRST OMAHA FIXED INCOME FUND<F6>     2.84%              6.15%

<F5> Commencement date is 12/13/92
<F6> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                               DEC. 13,  SEPT.     SEPT.     SEPT.      SEPT.
                                 1992     1993      1994      1995       1996
                               --------   ----      ----      ----       ----
FIRST OMAHA FIXED
  INCOME FUND                 $10,000   $11,248   $10,803   $12,201   $12,319
LEHMAN BROS.  GOV'T./CORP.
  BOND INDEX                  $10,000   $11,255   $10,769   $12,337   $12,893

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The investment adviser of the Fund is First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND
------------------------------------------------
As of September 30, 1996, the First Omaha Short/Intermediate Fixed Income Fund was conservatively positioned with a diversified portfolio of government and corporate securities, allocated at 22% and 75%, respectively. Within the corporate portion of the portfolio, the majority of the securities were high-quality industrial and utility bonds. Credit quality remains a primary investment consideration as we try to achieve better-than-benchmark returns while exposing invested capital to less interest rate and credit risk. Consequently, the portfolio had an average maturity of 4 years and a weighted average credit rating of AA/Aa as of September 30, 1996. It is expected that the Fund will continue to execute a laddered maturity strategy, focusing on those sectors and maturities that appear to offer the best value.

                                   1 YEAR ENDED   AVERAGE ANNUAL SINCE
                                     9/30/96        COMMENCEMENT<F7>
                                   ------------   --------------------
FIRST OMAHA SHORT/INTERMEDIATE
FIXED INCOME FUND<F8>                 4.13%              4.98%

<F7> Commencement date is 12/13/92
<F8> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT
------------------------------

                               DEC. 13,  SEPT.     SEPT.     SEPT.      SEPT.
                                 1992     1993      1994      1995       1996
                               -------   -----     -----     -----      -----

FIRST OMAHA SHORT/INTERMEDIATE
  FIXED INCOME FUND           $10,000   $10,698   $10,535   $11,552   $12,029
LEHMAN BROS. MUTUAL FUND
  SHORT (1-5) U.S.
  GOV'T. INDEX                $10,000   $10,710   $10,690   $11,886   $12,326

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The investment adviser of the Fund is First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1996
                                                                                                            SHORT/         U.S.
                                                      SMALL CAP                                FIXED     INTERMEDIATE   GOVERNMENT
                                                        VALUE       EQUITY      BALANCED       INCOME    FIXED INCOME  OBLIGATIONS
                                                        FUND         FUND         FUND          FUND         FUND          FUND
                                                     ----------     -------     --------      -------    ------------   ----------
ASSETS:
 Investments, at market value (cost $2,850,854,
 $204,773,098, $2,535,425, $77,592,414,
 $21,097,702 and $79,064,259, respectively)          $2,839,295  $240,414,661  $2,551,248   $77,340,852  $20,938,526   $79,064,259
 Repurchase agreements, at market value (cost
 $0, $0, $0, $0, $0 and $33,716,010, respectively)            -             -           -             -            -    33,716,010
 Interest and dividends receivable                        3,597       207,106      13,004     1,095,212      322,246        35,484
 Organizational expenses, net of
 accumulated amortization                                 9,019        24,495       4,433        24,495       24,495        24,495
 Other assets                                             8,782        56,948      11,670        25,220       12,539        29,450
                                                     ----------   -----------   ---------    ----------   ----------  ------------
 Total Assets                                         2,860,693   240,703,210   2,580,355    78,485,779   21,297,806   112,869,698
                                                     ----------   -----------   ---------    ----------   ----------  ------------

LIABILITIES:
 Dividend payable                                             -             -           -             -            -       403,102
 Accrued expenses and other liabilities                   4,702        42,980       2,676        22,379       15,547        32,762
 Accrued investment advisory fee                              -        36,173           -         8,618        1,872        21,476
                                                     ----------   -----------   ---------    ----------   ----------  ------------

 Total Liabilities                                        4,702        79,153       2,676        30,997       17,419       457,340
                                                     ----------   -----------   ---------    ----------   ----------  ------------

NET ASSETS                                           $2,855,991  $240,624,057  $2,577,679   $78,454,782  $21,280,387  $112,412,358
                                                     ==========   ===========   =========    ==========   ==========   ===========

NET ASSETS CONSIST OF:
 Capital stock                                                3           176           3            79           22         1,124
 Paid-in-capital in excess of par                     2,869,152   188,731,491   2,560,859    78,929,079   21,761,296   112,424,292
 Undistributed net investment income                    (1,605)        50,748         994       102,615       22,224         2,980
 Undistributed net realized gain (loss)
 on investments                                               -    16,200,079           -     (325,429)    (343,979)      (16,038)
 Net unrealized appreciation (depreciation)
 on investments                                        (11,559)    35,641,563      15,823     (251,562)    (159,176)             -
                                                     ----------   -----------   ---------    ----------   ----------  ------------

 Net Assets                                          $2,855,991  $240,624,057  $2,577,679   $78,454,782  $21,280,387  $112,412,358
                                                     ==========   ===========   =========    ==========   ==========   ===========

CAPITAL STOCK, $0.00001 PAR VALUE
 Authorized                                          50,000,000    50,000,000  50,000,000    50,000,000   50,000,000   300,000,000
 Issued and outstanding                                 290,622    17,640,294     256,325     7,932,233    2,174,944   112,428,309

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSET/SHARES OUTSTANDING)                            $9.83        $13.64      $10.06         $9.89        $9.78         $1.00
                                                          =====        ======      ======         =====        =====         =====
See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
SMALL CAP VALUE FUND

     NUMBER
    OF SHARES                                                    VALUE
   ----------                                                   -------

COMMON STOCKS 82.80%
               BUILDING MATERIALS 3.06%
       2,500   Apogee Enterprises, Inc.                    $    87,500
                                                            ----------

               BUSINESS SERVICES 2.10%
       3,200   Franklin Quest Co. <F9>                          60,000
                                                            ----------

               CHEMICALS 9.29%
       2,900   Dexter Corp.                                     86,638
       6,100   Oil-Dri Corp. of America                         84,637
       2,000   WD-40 Co.                                        94,000
                                                            ----------
                                                               265,275
                                                            ----------

               COSMETICS 4.28%
       2,900   Tambrands, Inc.                                 122,162
                                                            ----------

               ELECTRONICS 2.61%
       1,500   Teleflex, Inc.                                   74,438
                                                            ----------

               ENVIRONMENTAL CONTROL 4.20%
       6,100   Calgon Carbon Corp.                              63,288
       5,800   Isco, Inc.                                       56,550
                                                            ----------
                                                               119,838
                                                            ----------

               FOOD 8.09%
       4,500   Dean Foods Co.                                  127,125
       6,500   Nash-Finch Co.                                  104,000
                                                            ----------
                                                               231,125
                                                            ----------

               HOME FURNISHINGS 3.29%
       2,500   National Presto Industries, Inc.                 94,062
                                                            ----------

               INSURANCE 7.47%
       3,300   American Financial Group, Inc.                  103,950
       5,500   Guarantee Life Companies, Inc.                  109,313
                                                            ----------
                                                               213,263
                                                            ----------

               MACHINERY & EQUIPMENT 8.60%
       4,400   Lawson Products, Inc.                            96,250
       2,800   Modine Manufacturing Co.                         73,500
       1,400   Tecumseh Products Co., Class A                   75,950
                                                            ----------
                                                               245,700
                                                            ----------

               MANUFACTURING 2.74%
       3,400   Tennant Co.                                    $ 78,200
                                                            ----------

               METAL PRODUCTS 2.63%
       3,900   Amcast Industrial Corp.                          75,075
                                                            ----------

               MINING 3.50%
       2,500   Cleveland-Cliffs, Inc.                          100,000
                                                            ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 4.83%
       6,300   CLARCOR, Inc.                                   137,813
                                                            ----------

               TEXTILE MANUFACTURING 3.20%
       5,500   Kellwood Co.                                     91,437
                                                            ----------

               TIRE & RUBBER 2.42%
       1,400   Bandag, Inc.                                     69,125
                                                            ----------

               TOBACCO 2.50%
       2,800   Universal Corp.                                  71,400
                                                            ----------

               TRUCKING LEASING 2.77%
       4,950   Werner Enterprises, Inc.                         79,200
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 2.46%
       3,000   DPL, Inc.                                        70,125
                                                            ----------

               UTILITIES - TELECOMMUNICATIONS 2.76%
       5,000   Aliant Communication, Inc.                       78,750
                                                            ----------

Total Common Stocks (cost $2,376,130)                        2,364,488
                                                            ----------


    PRINCIPAL
     AMOUNT
   ----------

U.S. TREASURY BILLS 10.33%
               $300,000  1/23/97                               295,093
                                                            ----------

Total U.S. Treasury Bills (cost $295,010)                      295,093
                                                            ----------


     NUMBER
    OF SHARES                                                    VALUE
   ----------                                                   -------

INVESTMENT COMPANIES 6.29%
      50,000   Federated Treasury Obligations Fund          $   50,000
     129,714   Goldman Sachs ILA Treasury
               Obligations Portfolio                           129,714
                                                            ----------

Total Investment Companies (cost $179,714)                     179,714
                                                            ----------

Total Investments (cost $2,850,854) 99.42%                   2,839,295

Other Assets, less Liabilities 0.58%                            16,696
                                                            ----------
NET ASSETS 100.00%                                          $2,855,991
                                                            ==========

<F9> Non-income producing security

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
EQUITY FUND

     NUMBER
    OF SHARES                                                    VALUE
   ----------                                                   -------

COMMON STOCKS 80.74%
               COMMUNICATIONS EQUIPMENT 2.79%
     129,900   Motorola, Inc.                            $   6,706,087
                                                            ----------

               COMPUTERS & PERIPHERALS 2.62%
      50,600   International Business Machines Corp.         6,299,700
                                                            ----------

               COSMETICS 3.89%
      38,500   International Flavors & Fragrances, Inc.      1,679,563
     182,500   Tambrands, Inc.                               7,687,812
                                                            ----------
                                                             9,367,375
                                                            ----------

               ELECTRICAL EQUIPMENT 5.89%
      60,700   Emerson Electric Co.                          5,470,588
     137,800   Honeywell, Inc.                               8,698,625
                                                            ----------
                                                            14,169,213
                                                            ----------

               ENVIRONMENTAL CONTROL 0.71%
     165,600   Calgon Carbon Corp.                           1,718,100
                                                            ----------

               FOOD PROCESSING & PACKAGING 2.94%
      94,400   CPC International, Inc.                       7,068,200
                                                            ----------

               HEAVY MACHINERY 3.78%
     191,500   Ingersoll-Rand Co.                            9,096,250
                                                            ----------

               INSURANCE 10.51%
     241,600   American Financial Group, Inc.                7,610,400
     147,900   American General Corp.                        5,583,225
      62,600   Marsh & McLennan Cos., Inc.                   6,080,025
     172,000   SAFECO Corp.                                  6,020,000
                                                            ----------
                                                            25,293,650
                                                            ----------

               MEDICAL SUPPLIES 2.31%
     125,800   Becton, Dickinson & Co.                       5,566,650
                                                            ----------

               MINING  2.95%
     330,000   Cyprus Amax Minerals Co.                      7,095,000
                                                            ----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.53%
     168,200   CLARCOR, Inc.                                 3,679,375
                                                            ----------

               OIL 7.80%
      72,300   Exxon Corp.                               $   6,018,975
      63,900   Texaco, Inc.                                  5,878,800
     190,700   Unocal Corp.                                  6,865,200
                                                            ----------
                                                            18,762,975
                                                            ----------

               PACKAGING & CONTAINERS 2.71%
     237,300   Sonoco Products Co.                           6,525,750
                                                            ----------

               PHARMACEUTICALS 3.15%
      78,500   Bristol-Myers Squibb Co.                      7,565,437
                                                            ----------

               PHOTOGRAPHY 3.05%
      93,500   Eastman Kodak Co.                             7,339,750
                                                            ----------

               PUBLISHING 2.64%
     197,100   R.R. Donnelley & Sons Co.                     6,356,475
                                                            ----------

               RETAIL  8.18%
     160,600   J.C. Penney Co., Inc.                         8,692,475
     303,000   Rite Aid Corp.                               10,983,750
                                                            ----------
                                                            19,676,225
                                                            ----------

               SOAPS & CLEANING AGENTS 2.51%
      69,600   Colgate-Palmolive Co.                         6,046,500
                                                            ----------

               TEXTILE MANUFACTURING 2.72%
     393,300   Kellwood Co.                                  6,538,613
                                                            ----------

               TOBACCO 3.02%
     285,200   Universal Corp.                               7,272,600
                                                            ----------

               UTILITIES - ELECTRIC SERVICES 5.04%
     256,900   DPL, Inc.                                     6,005,038
     154,500   Texas Utilities Co.                           6,122,062
                                                            ----------
                                                            12,127,100
                                                            ----------
Total Common Stocks (cost $158,641,597)                    194,271,025
                                                           -----------


    PRINCIPAL
     AMOUNT                                                      VALUE
    ---------                                                    -----

U.S. TREASURY BILLS 18.00%
  $8,000,000   11/29/96                                  $   7,933,999
   2,000,000   12/5/96                                       1,981,830
   8,000,000   1/2/97                                        7,895,346
   5,000,000   1/16/97                                       4,923,950
   8,000,000   1/23/97                                       7,869,155
   5,000,000   1/30/97                                       4,914,430
   8,000,000   3/20/97                                       7,805,060
                                                           -----------

Total U.S. Treasury Bills (cost $43,311,635)                43,323,770
                                                           -----------


     NUMBER
    OF SHARES
   ----------

INVESTMENT COMPANIES 1.17%
   2,819,866   Goldman Sachs ILA Treasury
               Obligations Portfolio                         2,819,866
                                                           -----------

Total Investment Companies (cost $2,819,866)                 2,819,866
                                                           -----------

Total Investments (cost $204,773,098) 99.91%               240,414,661

Other Assets, less Liabilities  0.09%                          209,396
                                                           -----------

NET ASSETS 100.00%                                        $240,624,057
                                                           ===========


See notes to financial statements.



SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
BALANCED FUND

     NUMBER
    OF SHARES                                                    VALUE
   ----------                                                   -------

COMMON STOCKS 46.67%
               COMMUNICATIONS EQUIPMENT 2.00%
       1,000   Motorola, Inc.                              $    51,625
                                                           -----------

               COMPUTERS & PERIPHERALS 1.45%
         300   International Business Machines Corp.            37,350
                                                           -----------

               COSMETICS 2.30%
         200   International Flavors & Fragrances, Inc.          8,725
       1,200   Tambrands, Inc.                                  50,550
                                                           -----------
                                                                59,275
                                                           -----------

               ELECTRICAL EQUIPMENT 1.72%
         700   Honeywell, Inc.                                  44,187
                                                           -----------

               ENVIRONMENTAL CONTROL 0.60%
       1,500   Calgon Carbon Corp.                              15,563
                                                           -----------

               FOOD PROCESSING & PACKAGING 1.74%
         600   CPC International, Inc.                          44,925
                                                           -----------

               HEAVY MACHINERY 2.21%
       1,200   Ingersoll-Rand Co.                               57,000
                                                           -----------

               INSURANCE 6.69%
       1,700   American Financial Group, Inc.                   53,550
       1,100   American General Corp.                           41,525
         400   Marsh & McLennan Cos., Inc.                      38,850
       1,100   SAFECO Corp.                                     38,500
                                                           -----------
                                                               172,425
                                                           -----------

               MEDICAL SUPPLIES 1.03%
         600   Becton, Dickinson & Co.                          26,550
                                                           -----------

               MINING 1.92%
       2,300   Cyprus Amax Minerals Co.                         49,450
                                                           -----------

               MOTOR VEHICLE PARTS & ACCESSORIES 1.10%
       1,300   CLARCOR, Inc.                                    28,438
                                                           -----------

               OIL 4.72%
         500   Exxon Corp.                                      41,625
         400   Texaco, Inc.                                     36,800
       1,200   Unocal Corp.                                     43,200
                                                           -----------
                                                               121,625
                                                           -----------

               PACKAGING & CONTAINERS 1.60%
       1,500   Sonoco Products Co.                          $   41,250
                                                           -----------

               PHARMACEUTICALS 1.87%
         500   Bristol-Myers Squibb Co.                         48,187
                                                           -----------

               PHOTOGRAPHY 1.52%
         500   Eastman Kodak Co.                                39,250
                                                           -----------

               PUBLISHING 1.50%
       1,200   R.R. Donnelley & Sons Co.                        38,700
                                                           -----------
               RETAIL 4.42%
       1,100   J.C. Penney Co., Inc.                            59,537
       1,500   Rite Aid Corp.                                   54,375
                                                           -----------
                                                               113,912
                                                           -----------

               SOAPS & CLEANING AGENTS 1.69%
         500   Colgate-Palmolive Co.                            43,438
                                                           -----------

               TEXTILE MANUFACTURING 1.55%
       2,400   Kellwood Co.                                     39,900
                                                           -----------

               TOBACCO 1.78%
       1,800   Universal Corp.                                  45,900
                                                           -----------

               UTILITIES - ELECTRIC SERVICES 3.26%
       1,900   DPL, Inc.                                        44,412
       1,000   Texas Utilities Co.                              39,625
                                                           -----------
                                                                84,037
                                                           -----------

Total Common Stocks (cost $1,178,180)                        1,202,987
                                                           -----------


   PRINCIPAL
     AMOUNT
   ---------

CORPORATE BONDS 11.27%
               FOOD PRODUCTS 3.83%
    $100,000   Anheuser-Busch Cos., Inc.,
               6.75%, 8/1/03                                    98,875
                                                           -----------

               UTILITIES - ELECTRIC SERVICES 3.94%
     100,000   Indianapolis Power & Light Co.,
               7.375%, 8/1/07                                  101,500
                                                           -----------

   PRINCIPAL
     AMOUNT                                                     VALUE
   ----------                                                   -----

               UTILITIES - TELECOMMUNICATIONS 3.50%
    $100,000   BellSouth Telecommunications, Inc.,
               5.875%, 1/15/09                             $    90,125
                                                           -----------

Total Corporate Bonds (cost $291,393)                          290,500
                                                           -----------

U.S. TREASURY BILLS 14.65%
     380,000   11/14/96                                        377,663
                                                           -----------

Total U.S. Treasury Bills (cost $377,671)                      377,663
                                                           -----------

U.S. TREASURY NOTES 19.47%
     100,000   5.375%, 11/30/97                                 99,398
     100,000   6.75%, 5/31/99                                  101,174
     100,000   6.625%, 6/30/01                                 100,548
     100,000   6.50%, 8/15/05                                   98,670
     100,000   7.00%, 7/15/06                                  102,052
                                                           -----------

Total U.S. Treasury Notes (cost $506,374)                      501,842
                                                           -----------

U.S. TREASURY STRIPS 3.76%
     285,000   2/15/12                                          97,079
                                                           -----------

Total U.S. Treasury Strips (cost $100,630)                      97,079
                                                           -----------


     NUMBER
    OF SHARES
   ----------

INVESTMENT COMPANIES 3.15%
      50,000   Federated Treasury Obligations Fund              50,000
      31,177   Goldman Sachs ILA Treasury
               Obligations Portfolio                            31,177
                                                           -----------

Total Investment Companies (cost $81,177)                       81,177
                                                           -----------

Total Investments (cost $2,535,425) 98.97%                   2,551,248

Other Assets, less Liabilities 1.03%                            26,431
                                                           -----------
NET ASSETS 100.00%                                          $2,577,679
                                                           ===========


See notes to financial statements.




SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
FIXED INCOME

   PRINCIPAL
     AMOUNT                                                     VALUE
   ----------                                                   -----

CORPORATE BONDS 68.20%
               COMMUNICATIONS EQUIPMENT 3.03%
  $2,500,000   Motorola, Inc.,
               6.50%, 3/1/08                              $  2,378,125
                                                           -----------

               ELECTRICAL EQUIPMENT 2.99%
   2,500,000   General Electric Co.,
               5.50%, 11/1/01                                2,346,875
                                                           -----------

               FOOD PRODUCTS 3.08%
   2,500,000   Anheuser-Busch Cos., Inc.,
               7.25%, 9/15/15                                2,415,625
                                                           -----------

               FOREST PRODUCTS 2.93%
   2,500,000   Kimberly-Clark Corp.,
               6.875%, 2/15/14                               2,296,875
                                                           -----------

               GOVERNMENTS - FOREIGN 2.54%
   2,000,000   Ontario Hydro,
               5.80%, 3/31/98                                1,990,000
                                                           -----------

               INDUSTRIAL GOODS & SERVICES 8.47%
   2,000,000   Air Products & Chemicals, Inc.,
               6.25%, 6/15/03                                1,910,000
   2,335,000   Monsanto Co.,
               6.00%, 7/1/00                                 2,276,625
   2,500,000   PPG Industries, Inc.,
               7.375%, 6/1/16                                2,462,500
                                                           -----------
                                                             6,649,125
                                                           -----------

               OIL & GAS EXPLORATION & PRODUCTION 3.81%
   2,000,000   Amoco Canada Petroleum Co. Ltd.,
               6.75%, 2/15/05                                1,960,000
   1,000,000   BP America, Inc.,
               8.875%, 12/1/97                               1,030,280
                                                           -----------
                                                             2,990,280
                                                           -----------

               PHARMACEUTICALS 2.44%
   2,000,000   Eli Lilly & Co.,
               6.25%, 3/15/03                                1,915,000
                                                           -----------

               RAILROADS 0.66%
     500,000   Southern Railway Co.,
               7.75%, 8/1/99                                   516,250
                                                           -----------


               RETAIL 5.23%
  $2,000,000   J.C. Penney Co., Inc.,
               6.00%, 5/1/06                              $  1,815,000
   2,500,000   Wal-Mart Stores, Inc.,
               5.875%, 10/15/05                              2,290,625
                                                           -----------
                                                             4,105,625
                                                           -----------

               SOAPS & CLEANING AGENTS 1.92%
   1,500,000   Colgate-Palmolive Co.,
               6.85%, 11/24/99                               1,507,500
                                                           -----------

               UTILITIES - ELECTRIC SERVICES 6.19%
   2,500,000   National Rural Utility Co.,
               6.50%, 9/15/02                                2,456,250
   2,500,000   Union Electric Co.,
               6.75%, 5/1/08                                 2,403,125
                                                           -----------
                                                             4,859,375
                                                           -----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 6.52%
   2,500,000   Citizens Utilities Co.,
               7.60%, 6/1/06                                 2,571,875
   1,500,000   Iowa Southern Utilities Co.,
               7.375%, 2/1/03                                1,522,500
   1,000,000   Louisville Gas & Electric Co.,
               7.50%, 7/1/02                                 1,018,750
                                                           -----------
                                                             5,113,125
                                                           -----------

               UTILITIES - NATURAL GAS 9.36%
   1,000,000   Consolidated Natural Gas Co.,
               9.375%, 2/1/97                                1,010,000
   2,500,000   Indiana Gas Co.,
               6.625%, 12/1/97                               2,512,500
   2,500,000   Laclede Gas Co.,
               6.50%, 11/15/10                               2,334,375
   1,500,000   Northern Illinois Gas Co.,
               6.25%, 2/1/99                                 1,485,000
                                                           -----------
                                                             7,341,875
                                                           -----------

               UTILITIES - TELECOMMUNICATIONS 9.03%
   2,500,000   AT&T Corp.,
               7.75%, 3/1/07                                 2,587,500
   2,500,000   Chesapeake & Potomac Telephone Co.
               of Maryland, 5.25%, 5/1/05                    2,206,250
   1,000,000   Southern Bell Telephone & Telegraph Co.,
               4.75%, 9/1/00                                   920,000
               UTILITIES - TELECOMMUNICATIONS 9.03%  (CONT'D.)
$  1,500,000   Southern Bell Telephone & Telegraph Co.,
               6.00%, 10/1/04                             $  1,368,750
                                                           -----------
                                                             7,082,500
                                                           -----------

Total Corporate Bonds (cost $54,670,718)                    53,508,155
                                                           -----------

U.S. GOVERNMENT AGENCIES 2.66%
   2,000,000   Federal National Mortgage Association,
               8.625%, 11/10/04                              2,084,620
                                                           -----------

Total U.S. Government Agencies ($1,999,691)                  2,084,620
                                                           -----------

U.S. TREASURY NOTES 2.66%
   1,000,000   8.125%, 2/15/98                               1,027,340
   1,000,000   8.875%, 2/15/99                               1,057,820
                                                           -----------

Total U.S. Treasury Notes (cost $2,207,500)                  2,085,160
                                                           -----------

U.S. TREASURY STRIPS 16.55%
   1,785,000   8/15/01                                       1,310,725
   2,122,000   5/15/02                                       1,479,395
   4,983,000   2/15/05                                       2,849,030
   6,513,000   2/15/07                                       3,222,567
  12,114,000   2/15/12                                       4,126,390
                                                           -----------

Total U.S. Treasury Strips (cost $12,029,850)               12,988,107
                                                           -----------

U.S. TREASURY BONDS 4.22%
   1,000,000   7.875%, 11/15/07                              1,064,680
   1,000,000   8.75%, 11/15/08                               1,109,070
   1,000,000   9.125%, 5/15/09                               1,137,030
                                                           -----------

Total U.S. Treasury Bonds (cost $3,320,625)                  3,310,780
                                                           -----------


     NUMBER
    OF SHARES                                                    VALUE
   ----------                                                   -------

INVESTMENT COMPANIES 4.29%
   3,364,030   Goldman Sachs ILA Treasury
               Obligations Portfolio                       $ 3,364,030
                                                           -----------

Total Investment Companies (cost $3,364,030)                 3,364,030
                                                           -----------

Total Investments (cost $77,592,414) 98.58%                 77,340,852

Other Assets, less Liabilities 1.42%                         1,113,930
                                                           -----------
NET ASSETS 100.00%                                         $78,454,782
                                                            ==========


See notes to financial statements.




SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
SHORT/INTERMEDIATE FIXED INCOME FUND

   PRINCIPAL
     AMOUNT                                                     VALUE
   ----------                                                   -----

CORPORATE BONDS 74.12%
               FINANCIAL SERVICES 7.10%
 $   750,000   General Electric Capital Corp.,
               6.875%, 4/15/00                            $    754,687
     750,000   John Deere Capital Corp.,
               7.20%, 5/15/97                                  755,295
                                                           -----------
                                                             1,509,982
                                                           -----------

               FOOD PRODUCTS 4.70%
   1,000,000   Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/02                                1,000,000
                                                           -----------

               PHARMACEUTICALS 14.02%
   1,000,000   Eli Lilly & Co.,
               8.125%, 12/1/01                               1,058,750
   1,000,000   SmithKline Beecham Corp.,
               6.625%, 10/1/05                                 952,500
   1,000,000   Upjohn Co.,
               5.875%, 4/15/00                                 972,500
                                                           -----------
                                                             2,983,750
                                                           -----------

               RETAIL 4.60%
   1,000,000   Wal-Mart Stores, Inc.,
               6.50%, 6/1/03                                   980,000
                                                           -----------

               UTILITIES - ELECTRIC SERVICES 21.91%
   1,000,000   Alabama Power Co.,
               5.50%, 2/1/98                                   990,000
   1,000,000   Florida Power & Light Co.,
               5.50%, 7/1/99                                   972,500
     750,000   Gulf Power Co.,
               5.875%, 8/1/97                                  748,125
   1,000,000   Monongahela Power Co.,
               5.625%, 4/1/00                                  966,250
   1,000,000   Union Electric Co.,
               6.875%, 8/1/04                                  986,250
                                                           -----------
                                                             4,663,125
                                                           -----------

               UTILITIES - ELECTRIC & OTHER SERVICES
               COMBINED 8.98%
   1,000,000   Northern States Power Co.,
               5.75%, 10/1/03                                  932,500
   1,000,000   Wisconsin Electric Power Co.,
               5.125%, 9/15/98                                 977,500
                                                           -----------
                                                             1,910,000
                                                           -----------


               UTILITIES - NATURAL GAS 3.49%
 $   750,000   Northern Illinois Gas Co.,
               6.25%, 2/1/99                               $   742,500
                                                           -----------

               UTILITIES - TELECOMMUNICATIONS 9.32%
   1,000,000   Chesapeake & Potomac Telephone Co. of
               Maryland, 5.875%, 9/15/99                       983,750
   1,000,000   GTE California, Inc.,
               6.25%, 1/15/98                                1,000,000
                                                           -----------
                                                             1,983,750
                                                           -----------

Total Corporate Bonds (cost $15,839,589)                    15,773,107
                                                           -----------

U.S. TREASURY NOTES 7.51%
     650,000   5.125%, 3/31/98                                 642,044
   1,000,000   5.875%, 2/15/04                                 955,800
                                                           -----------

Total U.S. Treasury Notes (cost $1,618,339)                  1,597,844
                                                           -----------

U.S. TREASURY STRIPS 14.49%
   1,085,000   2/15/99                                         938,688
   1,520,000   8/15/00                                       1,192,759
   1,345,000   2/15/02                                         953,349
                                                           -----------

Total U.S. Treasury Strips (cost $3,156,995)                 3,084,796
                                                           -----------


     NUMBER
   OF SHARES
   ----------

INVESTMENT COMPANIES 2.27%
     482,779   Goldman Sachs ILA Treasury
               Obligations Portfolio                           482,779
                                                           -----------

Total Investment Companies (cost $482,779)                     482,779
                                                           -----------

Total Investments (cost $21,097,702) 98.39%                 20,938,526

Other Assets, less Liabilities 1.61%                           341,861
                                                           -----------

NET ASSETS 100.00%                                         $21,280,387
                                                           ===========


See notes to financial statements.



SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1996 (Unaudited)
U.S. GOVERNMENT OBLIGATIONS FUND

   PRINCIPAL
     AMOUNT                                                     VALUE
   ----------                                                   -----

U.S. TREASURY BILLS 57.06%
$  5,000,000   10/3/96                                   $   4,998,566
   5,000,000   10/17/96                                      4,988,847
  10,000,000   11/14/96                                      9,937,642
  10,000,000   12/19/96                                      9,886,334
   5,000,000   12/26/96                                      4,937,772
   5,000,000   1/16/97                                       4,923,914
   5,000,000   1/23/97                                       4,919,174
   5,000,000   2/6/97                                        4,909,336
   5,000,000   2/27/97                                       4,893,427
   5,000,000   3/20/97                                       4,876,635
   5,000,000   3/27/97                                       4,869,957
                                                           -----------

Total U.S. Treasury Bills (cost $64,141,604)                64,141,604
                                                           -----------

U.S. TREASURY NOTES 4.44%
   5,000,000   4.75%, 2/15/97                                4,987,120
                                                           -----------

Total U.S. Treasury Notes (cost $4,987,120)                  4,987,120
                                                           -----------

U.S. TREASURY STRIPS 8.84%
  10,000,000   11/15/96                                      9,935,535
                                                           -----------
Total U.S. Treasury Strips (cost $9,935,535)                 9,935,535
                                                           -----------

REPURCHASE AGREEMENTS 29.99%
  17,716,010   G. X. Clarke & Co., 5.50%, dated 9/30/96,
               repurchase price $17,718,717, maturing
               10/1/96 (collateralized by U.S.
               Treasury Notes, 6.25%, 4/30/01)              17,716,010
  16,000,000   HSBC Securities, Inc., 5.50%, dated 9/30/96,
               repurchase price $16,002,444, maturing
               10/1/96 (collateralized by U.S.
               Treasury Notes, 5.125%, 11/30/98)            16,000,000
                                                           -----------

Total Repurchase Agreements (cost $33,716,010)              33,716,010
                                                           -----------

Total Investments (cost $112,780,269) 100.33%              112,780,269

Liabilities, less Other Assets (0.33)%                       (367,911)
                                                           -----------

NET ASSETS 100.00%                                        $112,412,358
                                                           ===========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SMALL CAP                                                     BALANCED
                                                      VALUE FUND                   EQUITY FUND                        FUND
                                                   ----------------    ----------------------------------       ----------------
                                                  JUNE 10, 1996<F10>   APRIL 1, 1996     APRIL 10, 1995<F10>  AUGUST 6, 1996<F10>
                                                          TO                 TO                  TO                    TO
                                                    SEPT. 30, 1996     SEPT. 30, 1996      MARCH 31, 1996        SEPT. 30, 1996
                                                  ----------------     --------------     ---------------     -----------------
                                                     (UNAUDITED)        (UNAUDITED)                               (UNAUDITED)
                                                  -----------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $   11,782          $  2,601,458        $  4,439,709        $   11,664
 Net realized gain (loss) on investments                      -             9,058,658          14,388,259                 -
 Change in unrealized appreciation (depreciation)
   on investments                                      (11,559)               920,224          18,465,419            15,823
                                                    -----------           -----------        ------------      ------------
 Net increase (decrease) in net assets resulting
   from operations                                          223            12,580,340          37,293,387            27,487
                                                    -----------           -----------        ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                 (13,979)           (2,583,663)         (4,409,736)          (10,911)
 Net capital gains                                            -                     -         (7,246,838)                 -
                                                    -----------           -----------        ------------      ------------
 Total Distributions                                   (13,979)           (2,583,663)        (11,656,574)          (10,911)
                                                    -----------           -----------        ------------      ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                         2,865,447            17,561,034          48,686,735         2,564,095
 Net assets resulting from conversion                         -                     -         161,426,537                 -
 Proceeds from reinvestment of dividends                 13,976             2,577,478          11,645,208            10,908
 Redemption of shares                                   (9,676)          (13,679,945)        (23,306,480)          (13,900)
                                                    -----------           -----------        ------------      ------------
 Net increase from share transactions                 2,869,747             6,458,567         198,452,000         2,561,103
                                                    -----------           -----------        ------------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS               2,855,991            16,455,244         224,088,813         2,577,679
NET ASSETS:
 Beginning of period                                          -           224,168,813              80,000                 -
                                                    -----------           -----------        ------------      ------------
 End of period                                       $2,855,991          $240,624,057        $224,168,813        $2,577,679
                                                    ===========          ============        ============      ============
 Undistributed net investment income, end of period  $  (1,605)          $     50,748        $     31,943        $      994
                                                    ===========          ============        ============      ============


<F10> Commencement of operations

See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          FIXED INCOME                  SHORT/INTERMEDIATE               U.S. GOVERNMENT
                                              FUND                      FIXED INCOME FUND               OBLIGATIONS FUND
                                --------------------------------   ----------------------------   ----------------------------
                                    APRIL 1,        APRIL 10,        APRIL 1,       APRIL 10,        APRIL 1,       APRIL 10,
                                      1996          1995<F11>          1996         1995<F11>          1996         1995<F11>
                                       TO              TO               TO             TO               TO              TO
                                    SEPT. 30,       MARCH 31,         SEPT. 30,     MARCH 31,       SEPT. 30,       MARCH 31,
                                      1996            1996             1996           1996             1996            1996
                                    ---------       --------         --------       --------         --------        --------
                                   (UNAUDITED)                      (UNAUDITED)                    (UNAUDITED)
                                ----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income            $ 1,644,273     $ 4,297,993      $  536,893     $ 1,162,499     $  2,218,343     $ 4,440,340
 Net realized gain (loss)
  on investments                     (62,452)        (75,074)        (56,002)       (109,194)                -               -
 Change in unrealized
  appreciation (depreciation)
   on investments                   (204,997)       2,450,307        (70,429)         527,854                -               -
                                  -----------     -----------       ---------      ----------      -----------     -----------

 Net increase (decrease)
  in net assets resulting
   from operations                  1,376,824       6,673,226         410,462       1,581,159        2,218,343       4,440,340
                                  -----------     -----------       ---------      ----------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income            (1,732,162)     (4,110,469)       (563,341)     (1,116,807)      (2,218,343)     (4,440,340)
 Net capital gains                          -               -               -               -                -               -
                                  -----------     -----------       ---------      ----------      -----------     -----------
 Total Distributions              (1,732,162)     (4,110,469)       (563,341)     (1,116,807)      (2,218,343)     (4,440,340)
                                  -----------     -----------       ---------      ----------      -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares       5,504,867      15,431,739       1,669,431       5,409,677      179,316,683     388,060,722
 Net assets resulting
  from conversion                           -      66,377,812               -      22,125,516                -      76,094,844
 Proceeds from reinvestment
  of dividends                      1,724,925       4,090,974         557,900       1,111,654          408,414       1,141,735
 Redemption of shares             (4,761,591)    (12,122,363)     (2,849,877)     (7,056,387)    (155,027,472)   (377,600,568)
                                  -----------     -----------       ---------      ----------      -----------     -----------
 Net increase from share
  transactions                      2,468,201      73,778,162       (622,546)      21,590,460       24,697,625      87,696,733
                                  -----------     -----------       ---------      ----------      -----------     -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                     2,112,863      76,340,919       (775,425)      22,054,812       24,697,625      87,696,733
NET ASSETS:
 Beginning of period               76,341,919           1,000      22,055,812           1,000       87,714,733          18,000
                                  -----------     -----------      ----------      ----------      -----------     -----------
 End of period                    $78,454,782     $76,341,919     $21,280,387     $22,055,812     $112,412,358     $87,714,733
                                  ===========     ===========      ==========      ==========      ===========     ===========
 Undistributed net investment
  income, end of period           $   102,615     $   189,494     $    22,224     $    47,662     $      2,980     $     1,970
                                  ===========     ===========      ==========      ==========      ===========     ===========

<F11> Commencement of operations

See notes to financial statements.

FINANCIAL HIGHLIGHTS <F12>

                                    SMALL CAP
                                   VALUE FUND                                      EQUITY FUND
                                   ----------      --------------------------------------------------------------------------
                                    JUNE 10,        APRIL 1,         APRIL 10,       JULY 1,                         DEC. 13,
                                    1996<F13>         1996           1995<F13>        1994             YEAR            1992
                                       TO              TO               TO             TO             ENDED             TO
                                    SEPT. 30,       SEPT. 30,        MARCH 31,      APRIL 9,         JUNE 30,        JUNE 30,
                                      1996            1996             1996           1995             1994            1993
                                   ----------       ---------        ---------      --------         --------        --------
                                   (UNAUDITED)     (UNAUDITED)
                                   ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $10.00          $13.07          $11.39          $10.48           $10.55          $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.04            0.15            0.28            0.21             0.20            0.11
 Net realized and unrealized
  gains on investments                 (0.16)            0.57            2.13            1.48             0.15            0.54
                                     --------        --------        --------        --------         --------        --------
 Total from investment operations      (0.12)            0.72            2.41            1.69             0.35            0.65
                                     --------        --------        --------        --------         --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income    0.05            0.15            0.28            0.22             0.20            0.10
 Distributions from capital gains           -               -            0.45            0.56             0.22               -
                                     --------        --------        --------        --------         --------        --------
 Total distributions                     0.05            0.15            0.73            0.78             0.42            0.10
                                     --------        --------        --------        --------         --------        --------
NET ASSET VALUE, END OF PERIOD         $ 9.83          $13.64          $13.07          $11.39           $10.48          $10.55
                                     ========        ========        ========        ========         ========        ========

TOTAL RETURN <F14>                    (1.20)%           5.53%          21.52%          16.48%            3.34%           6.55%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $2,856        $240,624        $224,169        $161,323         $129,381        $111,059
 Ratio of net expenses to
  average net assets<F15>               1.59%           1.01%           0.99%           1.03%            1.04%           1.01%
 Ratio of net investment income to
  average net assets<F15>               1.65%           2.24%           2.32%           2.50%            1.93%           1.90%
 Ratio of net expenses to
  average net assets<F15><F16>          5.29%           1.06%           1.07%           1.62%            1.54%           1.32%
 Ratio of net investment income to
   average net assets<F15><F16>       (2.05)%           2.19%           2.24%           1.91%            1.43%           1.59%
 Portfolio turnover rate<F14>               -          11.86%          26.60%          14.36%           15.86%           4.94%
 Average commission rate paid on
   portfolio investment transactions  $0.0700         $0.0700             N/A             N/A              N/A             N/A

FINANCIAL HIGHLIGHTS <F12> (continued)

                                    BALANCED
                                      FUND                                      FIXED INCOME FUND
                                    ---------       ------------------------------------------------------------------------
                                    AUGUST 6,       APRIL 1,         APRIL 10,       JULY 1,                         DEC. 13,
                                    1996<F13>         1996           1995<F13>        1994             YEAR            1992
                                       TO              TO               TO             TO             ENDED             TO
                                    SEPT. 30,       SEPT. 30,        MARCH 31,       APRIL 9,        JUNE 30,        JUNE 30,
                                      1996            1996             1996           1995             1994            1993
                                   ----------       ---------        ---------      --------         --------        --------
                                   (UNAUDITED)     (UNAUDITED)
                                    ------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $10.00          $10.00           $9.63           $9.58           $10.49          $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.05            0.23            0.59            0.51             0.67            0.39
 Net realized and unrealized
  gains on investments                   0.06          (0.12)            0.35            0.07           (0.88)            0.47
                                     --------        --------        --------        --------         --------        --------
 Total from investment operations        0.11            0.11            0.94            0.58           (0.21)            0.86
                                     --------        --------        --------        --------         --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income    0.05            0.22            0.57            0.53             0.67            0.37
 Distributions from capital gains           -               -               -               -             0.03               -
                                     --------        --------        --------        --------         --------        --------
 Total distributions                     0.05            0.22            0.57            0.53             0.70            0.37
                                     --------        --------        --------        --------         --------        --------
NET ASSET VALUE, END OF PERIOD         $10.06           $9.89          $10.00           $9.63            $9.58          $10.49
                                     ========        ========        ========        ========         ========        ========

TOTAL RETURN <F14>                      1.05%           1.16%           9.79%           6.35%          (2.29)%           8.72%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $2,578         $78,455         $76,342         $66,488          $61,714         $59,178
 Ratio of net expenses to
  average net assets<F15>               1.13%           0.86%           0.83%           0.87%            0.86%           0.79%
 Ratio of net investment income to
  average net assets<F15>               3.34%           4.27%           5.94%           6.98%            6.52%           6.89%
 Ratio of net expenses to
  average net assets<F15><F16>          4.97%           0.96%           0.96%           1.51%            1.41%           1.19%
 Ratio of net investment income to
  average net assets<F15><F16>        (0.50)%           4.17%           5.81%           6.34%            5.97%           6.49%
 Portfolio turnover rate<F14>               -           3.29%          37.35%           7.04%           13.09%           2.62%
 Average commission rate paid on
  portfolio investment transactions   $0.0700               -             N/A             N/A              N/A             N/A

FINANCIAL HIGHLIGHTS <F12> (continued)

                                                         SHORT/INTERMEDIATE FIXED INCOME FUND
                                                        --------------------------------------
                                  APRIL 1, 1996 APRIL 10, 1995<F13> JULY 1, 1994    YEAR ENDED    DEC. 13, 1992
                                       TO              TO                TO          JUNE 30,           TO
                                  SEPT. 30,1996  MARCH 31, 1996     APRIL 9, 1995      1994       JUNE 30, 1993
                                  -------------  --------------     -------------    --------     -------------
                                   (UNAUDITED)
                                  -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $9.85           $9.66           $9.62          $10.18           $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.27            0.52            0.42            0.55             0.33
 Net realized and unrealized
  gains on investments                 (0.08)            0.17            0.05          (0.56)             0.16
                                     --------        --------        --------        --------         --------
 Total from investment operations        0.19            0.69            0.47          (0.01)             0.49
                                     --------        --------        --------        --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income    0.26            0.50            0.43            0.55             0.31
 Distributions from capital gains           -               -               -               -                -
                                     --------        --------        --------        --------         --------
 Total distributions                     0.26            0.50            0.43            0.55             0.31
                                     --------        --------        --------        --------         --------
NET ASSET VALUE, END OF PERIOD          $9.78           $9.85           $9.66           $9.62           $10.18
                                     ========        ========        ========        ========         ========

TOTAL RETURN <F14>                      1.92%           7.24%           5.05%         (0.22)%            5.00%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)     $21,280         $22,056         $22,130         $21,938          $24,581
 Ratio of net expenses to
  average net assets<F15>               0.94%           0.89%           0.88%           0.83%            0.79%
 Ratio of net investment
  income to average net assets<F15>     4.94%           5.34%           5.63%           5.44%            5.91%
 Ratio of net expenses to
  average net assets<F15><F16>          1.04%           1.02%           1.51%           1.38%            1.19%
 Ratio of net investment income
  to average net assets<F15><F16>       4.84%           5.21%           5.00%           4.89%            5.51%
 Portfolio turnover rate<F14>           4.68%          41.45%           9.93%          20.52%           15.58%
 Average commission rate paid on
  portfolio investment transactions         -             N/A             N/A             N/A              N/A

FINANCIAL HIGHLIGHTS <F12> (continued)

                                                           U.S. GOVERNMENT OBLIGATIONS FUND
                                                          ---------------------------------
                                  APRIL 1, 1996 APRIL 10, 1995<F13> JULY 1, 1994     YEAR ENDED     YEAR ENDED   DEC. 4, 1991
                                       TO              TO               TO            JUNE 30,       JUNE 30,         TO
                                  SEPT. 30, 1996  MARCH 31, 1996    APRIL 9, 1995       1994           1993     JUNE 30, 1992
                                  --------------  --------------    -------------     --------      ----------  -------------
                                   (UNAUDITED)
                                  -------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $1.00           $1.00           $1.00           $1.00            $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                   0.02            0.05            0.04            0.03             0.03            0.02
 Net realized and unrealized
  gains on investments                      -               -               -               -                -               -
                                     --------        --------        --------        --------         --------        --------
 Total from investment operations        0.02            0.05            0.04            0.03             0.03            0.02
                                     --------        --------        --------        --------         --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income    0.02            0.05            0.04            0.03             0.03            0.02
 Distributions from capital gains           -               -               -               -                -               -
                                     --------        --------        --------        --------         --------        --------
 Total distributions                     0.02            0.05            0.04            0.03             0.03            0.02
                                     --------        --------        --------        --------         --------        --------
NET ASSET VALUE, END OF PERIOD          $1.00           $1.00           $1.00           $1.00            $1.00           $1.00
                                     ========        ========        ========        ========         ========        ========

TOTAL RETURN <F14>                      2.35%           5.14%           3.51%           2.74%            2.72%           2.15%
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)    $112,412         $87,715         $76,105         $89,195          $91,785         $81,152
 Ratio of net expenses to
  average net assets<F15>               0.57%           0.54%           0.63%           0.60%            0.61%           0.46%
 Ratio of net investment income
  to average net assets<F15>            4.65%           5.12%           4.46%           2.68%            2.67%           3.65%
 Ratio of net expenses to
  average net assets<F15><F16>          0.58%           0.59%           1.23%           1.13%            0.96%           0.98%
 Ratio of net investment income
  to average net assets<F15><F16>       4.64%           5.07%           3.86%           2.15%            2.32%           3.13%
 Portfolio turnover rate<F14>               -               -               -               -                -               -
 Average commission rate paid on
  portfolio investment transactions         -             N/A             N/A             N/A              N/A             N/A

<F12> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F13> Commencement of operations
<F14> Not annualized
<F15> Annualized
<F16> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

STATEMENTS OF OPERATIONS
For the period from April 1, 1996 to September 30, 1996 (Unaudited)
                                                                                                       SHORT/          U.S.
                                    SMALL CAP                                         FIXED         INTERMEDIATE    GOVERNMENT
                                      VALUE          EQUITY          BALANCED         INCOME        FIXED INCOME    OBLIGATIONS
                                    FUND<F17>         FUND           FUND<F18>         FUND             FUND           FUND
                                   ----------      ----------      ----------      ----------       ----------      ----------
INVESTMENT INCOME:
 Interest                            $  6,984      $1,151,547         $12,020      $1,977,004         $639,460      $2,489,385
 Dividends (net of withholding
  tax of $0, $0, $0,
   $0, $0 and $0, respectively)        16,154       2,630,229           3,569               -                -               -
                                   ----------      ----------      ----------      ----------       ----------      ----------
                                       23,138       3,781,776          15,589       1,977,004          639,460       2,489,385
                                   ----------      ----------      ----------      ----------       ----------      ----------

EXPENSES:
 Fund administration and
  accounting fees                      15,343         233,014           7,671          77,097           21,766          95,396
 Investment advisory fees               6,071         873,801           2,616         231,291           54,415         119,245
 Shareholder servicing fees             5,727          31,857           3,028          17,396           13,593          18,177
 Federal and state registration fees    4,729          16,426             570           8,752            5,713           9,292
 Professional fees                      4,329          15,949           2,420           9,189            6,714           9,383
 Amortization of organization expenses    592           3,482             241           3,482            3,482           3,482
 Reports to shareholders                  433          11,799             278           4,070            1,167           4,591
 Pricing fees                             348             971             382           2,720            1,748             128
 Custody fees                             214          34,952             105          11,565            3,265          14,309
 Directors' fees                           25           5,444               5           1,872              534           2,089
 Insurance                                  -           5,077               -           1,721              510           2,021
 Other expenses                             1           1,255               1             635              133             447
                                   ----------      ----------      ----------      ----------       ----------      ----------
 Total expenses before waiver          37,812       1,234,027          17,317         369,790          113,040         278,560
 Less: Waiver of expenses            (26,456)        (53,709)        (13,392)        (37,059)         (10,473)         (7,518)
                                   ----------      ----------      ----------      ----------       ----------      ----------
 Net Expenses                          11,356       1,180,318           3,925         332,731          102,567         271,042
                                   ----------      ----------      ----------      ----------       ----------      ----------
NET INVESTMENT INCOME                  11,782       2,601,458          11,664       1,644,273          536,893       2,218,343
                                   ----------      ----------      ----------      ----------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss)
  on investments                            -       9,058,658               -        (62,452)         (56,002)               -
 Change in unrealized
  appreciation (depreciation)
   on investments                    (11,559)         920,224          15,823       (204,997)         (70,429)               -
                                   ----------      ----------      ----------      ----------       ----------      ----------

 Net Gain on Investments             (11,559)       9,978,882          15,823       (267,449)        (126,431)               -
                                   ----------      ----------      ----------      ----------       ----------      ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $    223     $12,580,340         $27,487      $1,376,824         $410,462      $2,218,343
                                   ==========      ==========      ==========      ==========       ==========      ==========

<F17> Commenced operations on June 10, 1996
<F18> Commenced operations on August 6, 1996

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996 (Unaudited)

1.  ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1996, the only series presently authorized are the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(a) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(b) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(c) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(d) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(e) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1996, reclassifications were recorded to increase undistributed net investment income and decrease paid-in capital in excess of par by $592, $1,010, $241, $1,010, $1,010 and $1,010 for
the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(f) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1996, each of the U.S. Government Obligations, Short/Intermediate Fixed Income and Fixed Income Funds had a federal income tax capital loss carryforward of $16,038, $287,977 and $262,977, respectively. The entire federal income tax loss carryforward for the U.S. Government Obligations Fund expires in 2003. The $287,977 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $31,092 in 2002, $147,691 in 2003 and $109,194 in 2004. The $262,977 federal income tax loss carryforward for the Fixed Income Fund expires as follows: $187,903 in 2003 and $75,074 in 2004.

(g) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(h) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund. Advisory fees of $5,664, $2,616, $19,274 and $5,441 were waived in the Small Cap Value Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National Bank of Omaha also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. Custody fees of $214, $34,952, $105, $11,565 and $3,265 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services. Transfer agent fees of $5,625 and $3,000 were waived in the Small Cap Value Fund and the Balanced Fund, respectively.

Sunstone Financial Group, Inc. (the "Administrator" or the "Distributor") acts as Administrator and Distributor for each of the Funds. As compensation for its administrative services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Balanced Fund are each subject to a $50,000 minimum annual fee. Administrative fees of $14,953, $18,757, $7,671, $6,220, $1,767 and $7,518 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Administrator may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.  DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of September 30, 1996, there are no 12b-1 Agreements with any Participating Organizations.

5.  ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. As of September 30, 1996, no fees have been incurred under the Administrative Services Plan.

6.  CAPITAL STOCK

The Funds are authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period ended September 30, 1996 were as follows:
                                                                                                    SHORT/           U.S.
                                  SMALL CAP                                        FIXED         INTERMEDIATE     GOVERNMENT
                                    VALUE          EQUITY         BALANCED         INCOME        FIXED INCOME    OBLIGATIONS
                                    FUND            FUND            FUND            FUND             FUND            FUND
                                   -------        --------         -------        -------          -------         -------
Shares sold                        290,181       1,327,487        256,637          606,267          170,861       179,316,684
Shares issued to holders
  in reinvestment of dividends       1,432         195,103          1,086          175,662           57,254           408,414
Shares redeemed                      (991)     (1,031,528)        (1,398)        (483,430)        (291,667)     (155,027,472)
                                  --------     -----------       --------        ---------        ---------     -------------
Net increase (decrease)            290,622         491,062        256,325          298,499         (63,552)        24,697,626
                                  ========     ===========       ========        =========         ========     =============

Transactions in shares of the Funds for the period from April 10, 1995 to March 31, 1996 were as follows:
                                                                                                    SHORT/           U.S.
                                  SMALL CAP                                        FIXED         INTERMEDIATE     GOVERNMENT
                                    VALUE          EQUITY         BALANCED         INCOME        FIXED INCOME    OBLIGATIONS
                                    FUND            FUND            FUND            FUND             FUND            FUND
                                   -------        -------          -------        -------          -------         -------
Shares sold                              -       3,883,570              -        1,516,636          544,882       388,063,353
Shares issued in conversion              -      14,178,204              -        6,894,181        2,290,324        76,107,938
Shares issued to holders
  in reinvestment of dividends           -         919,982              -          403,885          112,230         1,141,960
Shares redeemed                          -     (1,839,548)              -      (1,181,072)        (709,044)     (377,600,568)
                                  --------     -----------       --------       ----------        ---------     -------------
Net increase                             -      17,142,208              -        7,633,630        2,238,392        87,712,683
                                  ========     ===========       ========       ==========        =========     =============


7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1996 were as follows:
                                                                                                    SHORT/           U.S.
                                  SMALL CAP                                        FIXED         INTERMEDIATE     GOVERNMENT
                                    VALUE          EQUITY         BALANCED         INCOME        FIXED INCOME    OBLIGATIONS
                                    FUND            FUND            FUND            FUND             FUND            FUND
                                   -------        -------          -------        -------          -------         -------
Purchases
 U.S. Government                         -               -     $  605,982                -                -                 -
 Other                          $2,376,130     $23,392,402      1,469,573       $6,252,456       $  977,540                 -
Sales
 U.S. Government                         -               -              -                -           98,685                 -
 Other                                   -      22,128,731              -        2,398,150        1,380,000                 -

As of September 30, 1996, gross unrealized appreciation and depreciation of investments were as follows:
                                                                                                    SHORT/           U.S.
                                  SMALL CAP                                        FIXED         INTERMEDIATE     GOVERNMENT
                                    VALUE          EQUITY         BALANCED         INCOME        FIXED INCOME    OBLIGATIONS
                                    FUND            FUND            FUND            FUND             FUND            FUND
                                   -------        -------          -------        -------          -------         -------
Appreciation                      $ 75,501     $39,708,516        $51,035       $1,431,577        $ 147,958                 -
(Depreciation)                    (87,060)     (4,066,953)       (35,212)      (1,683,139)        (307,134)                 -
                                  --------     -----------       --------      -----------        ---------       -----------
Net appreciation (depreciation)
  on investments                 $(11,559)     $35,641,563        $15,823      $ (251,562)       $(159,176)                 -
                                  ========     ===========        =======      ===========        =========       ===========

As of September 30, 1996, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.



INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102

ADMINISTRATOR AND DISTRIBUTOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
13th & M Streets
Lincoln, Nebraska 68508

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102




This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.





  For more INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 419022
  Kansas City, Missouri 64141-6022